Supplement dated May 12, 2025
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2025,
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes reductions to the expenses of certain of the Funds available as Investment Options in your variable annuity contract. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of certain of the Funds. Apart from the changes to current expenses set forth below, there are no other changes to Appendix A. The revised current expenses for each such Fund are as follows:

Fund	Current Expenses[1]
Fidelity VIP Extended Market Index Portfolio, Service Class 2	0.37%
Fidelity VIP International Index Portfolio, Service Class 2	0.41%
Fidelity VIP Total Market Index, Service Class 2	0.36%

(1)    Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-1778.

NI-79-17123-2505    1